SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 8, 2001
                                                  ----------------


                         QueryObject Systems Corporation
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             (Exact name of registrant as specified in its charter)


    Delaware                        1-13587                94-3087939
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(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)            File Number)        Identification No.)


         One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 228-8500


                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.
---------------------

                  On February 8, 2001, QueryObject Systems Corporation (the "Company") issued a press release announcing the initial closing of a private placement of securities of the Company. The text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7            Financial Statements, Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits.
                  ---------

         (c)      Exhibits.
                  --------

         99.1              Press release of the Company, dated February 8, 2001.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            QUERYOBJECT SYSTEMS CORP.



Dated: February 9, 2001                     By: /s/ Daniel Pess
                                               ----------------------------
                                               Name: Daniel Pess
                                               Title: Executive Vice President
                                               and Chief Financial Officer